UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

                                       FORM 8-K

                                    CURRENT REPORT



                         Pursuant to Section 13 or 15 (d) of
                         The Securities Exchange Act of 1934


                            Date of Report - May 23, 1996

                              EMCEE Broadcast Products, Inc.
                    (Exact name of registrant as specified in its charter)

Delaware                           16299                    131926296
(State or other jurisdiction of (Commission                 (IRS Employer
 incorporation)               File Number)              IdentificationNumber)


Susquehanna Street Extension West, P.O. Box 68, White Haven, PA   18661
        (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code   (717)-443-9575

                                           NONE
          (Former name or former address, if changed since last report)

Item 1. Changes in Control of Registrant.

Not Applicable.

Item 2.Acquisition or Disposition of Assets.

Not applicable.

Item 3. Bankruptcy or Receivership.

Not applicable.

Item 4. Changes in Registrant's Certifying Accountant.

Not applicable.

Item 5.Other Events.

On May 23, 1996, the Registrant's wholly owned subsidiary, EMCEE Cellular Inc., purchased 200,000 shares of the Registrant's common stock from the Estate of Shirley Chalmers. Prior to her death, Miss Chalmers was a Director of the company and its largest shareholder. This purchase represents approximately 5% of the Registrant's issued and outstanding shares.

Item 6.Resignations of Registrant's Directors.

Not applicable.

Item 7.Financial Statements and Exhibits.

Not applicable.

Item 8.Change in Fiscal Year.

Not applicable.

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   EMCEE Broadcast Products, Inc.
                                             (Registrant)


                                   BY:James L. DeStefano/s/
                                      ---------------------------
                                      James L. DeStefano
                                      President/CEO

DATE: May 23, 1996